                            OPPENHEIMER INTERNATIONAL VALUE FUND
                   Supplement dated June 20, 2008 to the Prospectus and
                              Statement of Additional Information
                                    dated August 27, 2007

     This   supplement   amends  the  Prospectus  and  Statement  of  Additional
Information of  Oppenheimer  International  Value Fund (the "Fund"),  each dated
August 27, 2007 and is in addition to any other supplements.

     The Board of  Trustees  of the Fund has  determined  that it is in the best interest  of the  Fund's  shareholders  that the Fund  reorganize  with and into
Oppenheimer Quest  International  Value Fund, Inc. ("Quest  International  Value
Fund").  The Board unanimously  approved an Agreement and Plan of Reorganization
(the  "Agreement")  to be entered into between the Fund and Quest  International
Value  Fund.  Pursuant to the  Agreement,  Quest  International  Value Fund will acquire  all of the  assets and  assume  all of the  liabilities  of the Fund in exchange for shares of Quest International Value Fund (the "Reorganization"). If
the  Reorganization  takes place,  Fund shareholders will receive the same 12b-1 fees and sales charges  (including  contingent  deferred sales charges),  as the shares of the Fund they held immediately prior to the Reorganization.  Following the  Reorganization,  the  Fund  will  liquidate,  dissolve  and  terminate  its registration as an investment company under the Investment Company Act of 1940.

     The Reorganization is conditioned upon, among other things, approval by the
Fund's  shareholders.  If all of the  required  approvals  are  obtained,  it is anticipated that the Reorganization will occur in November 2008. Shareholders of record,  as of a date to be determined by the Board, will be entitled to vote on the  Reorganization  and will receive a combined proxy  statement and prospectus describing the  Reorganization and the shareholder  meeting.  The combined proxy statement and prospectus is expected to be distributed to shareholders of record in September  2008. The anticipated  date for the  shareholder  meeting is on or about  November  7,  2008 and,  if  approved  by the  shareholders  and  certain conditions  required by the Agreement are satisfied,  the  Reorganization  would take place shortly thereafter.

June 20, 2008                                                 PS0625.008